CONSULTING AGREEMENT

            This Agreement is made and entered into as of July 6, 2001 by and between DAN FORIGO, BLAINE RUZYCKI, NOLA RUZYCKI AND MICHELLE BALIC (hereinafter collectively referred to as the "Consultants"), persons residing in and pursuant to the laws of Alberta and MONEYFLOW SYSTEMS INTERNATIONAL INC., a Company duly incorporated pursuant to the laws of Nevada (hereinafter referred to as the "Company").

WHEREAS, the Company is desirous of the Consultants performing certain tasks on its behalf as more specifically stated in the Appendices attached hereto; and

WHEREAS, the Consultants have reviewed the attached Appendices and are desirous of performing the stated tasks for the Company; and

WHEREAS, both parties hereto have agreed each with the other that the Consultants will perform the tasks stated in the attached Appendices upon the terms and conditions hereinafter recited.

IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES THAT:

      1. The Appendices attached hereto and marked as Appendix A through F respectively are incorporated herein by this reference and are integral parts of this Agreement and the duties herein stated are binding upon the parties hereto.

      2. Upon execution of this Agreement, the Consultants shall immediately commence:

            A. Construction of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in accordance with the provision of Appendix A;

            B. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] parties as provided for in Appendix B;

            C. Construction of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] related to the Company and its products in accordance with the provisions of Appendix C;

            D. Solicited [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

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                  COMMISSION] and institutions in accordance with the provisions of Appendix D;

            E. Initiate [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in accordance with the provisions of Appendix E;

            F. Create an [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as provided for in Appendix F.

      3. The initial term of this Agreement shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the date of execution hereof. The parties hereto shall have the option of renewing this Agreement for a further [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] upon mutual agreement anytime before the expiration of the initial term.

      4. Notices. Where it is required in the agreement that notice be given, the notice shall be in writing and shall be delivered in person, or sent by registered mail, postage prepaid or by way of facsimile transmission, to the parties at the following addresses:

            To the Company:

            Hal Schultz, President
            Moneyflow Systems International
            #3, Bldg. F 5508-1st Street S.E.
            Calgary, Alberta T2H 2W9
            Fax:  (403) 319-0240

            With a Copy to:

            Claudia J. Zaman, Esq.
            21800 Oxnard Street, Suite 440
            Woodland Hills, CA  91367
            Fax:  (818) 598-6778


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            To the Consultants:
            412-22-Avenue N.E.
            Calgary, Alberta T2E 1T7
            Fax:  (403) 686-4501

      5. This Agreement is personal to the parties hereto and may not be assigned to any other person, partnership, corporation or association without the prior written consent of the other party.

      6. The Company acknowledges that the Consultants in performing the services noted in the attached Appendices are relying exclusively upon the information provided them by the Company and therefore, notwithstanding anything to the contrary herein contained, the Company acknowledges that it is solely responsible for the truthfulness of the information provided to the Consultants. Should any of the provided information be incorrect, resulting in injury to the Consultants from its inaccuracy or material omission, the Company agrees to indemnify and hold harmless Consultants from its inaccuracy or material omission, the Company agrees to indemnify and hold harmless Consultants, its Officers, Directors, Agents, Employees or Assigns from any and all liability arising from the performance of the Consultants duties herein which uses said inaccurate or materially misleading Company information.

      7. Not to restrict paragraph 5, the Company further acknowledges that it has a duty to review any and all information prepared by the Consultants and Consultants agree to provide the Company and its counsel with drafts of all written material for review and approval before publication. Therefore, any and all errors and/or omissions contained in any of the documents provided to the Company by the Consultants, to the extent that the errors or omissions are the fault of the Company, are hereby waived in their entirety and the Company agrees to indemnify and hold Consultants harmless for the same should they occur and waives any action it can or may have against Consultants, its Agents, Employees, Directors, Officers or Assigns for any damage or loss occasioned as a result of any said errors and/or omissions originating from the Company and further should any damage be occasioned to any third party as a result of any said error or omission originating from the Company, the Company agrees to indemnify and hold harmless Consultants, its Directors, Officers, Employees, Agents or Assigns for any and all said damages, including, but not limited to, legal fees incurred.

      8. The Consultants agree to indemnify and hold the Company harmless because of any claims, or other litigation, whereby the Company believes it is required to defend itself, due to an alleged misrepresentation promulgated by the Consultants, relating to the Company and its products or services. In addition, the Company and the Consultants shall each be excused from performance due to any act of God, fire, strike, riot, civil disobedience, insurrection, boycott, act of public authorities, delay or default caused by public common carriers, inability to obtain raw materials, computer related equipment outages, or other causes beyond


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            reasonable control, provided the Company and the Consultants shall take all steps reasonably necessary to effect prompt resolution of the inability to perform the Agreement.

      9. The Consultants shall have the right hereunder to conduct [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Company's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] it deems necessary in order for it be assured that the Company is following the terms and the spirit of this Agreement. In the event that the Consultants, in the course of their [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], form the reasonable belief that the Company is or may not be able to fulfill its obligations hereunder, such as not having sufficient inventory available to satisfy consumers' needs or is conducting its business affairs in a manner not consistent with the standards and the ethics of typical business, the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Company and the Consultants shall, at their sole option, be entitled to forthwith terminate this Agreement without Notice or Penalty.

      10. This Agreement shall be governed by the laws of the Province of Alberta and any court proceedings commenced hereunder shall be commenced and concluded at the venue of Consultant's direction within the Province of Alberta and that should any legal action be commenced by the Company against the Consultants, the Company shall provide the Consultants with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Consultants to select venue within the Province of Alberta to commence its action. Should the Consultants refuse or neglect to advise the Company of said venue within the time period noted herein, then the Company shall be at liberty to select is own venue within the Province of Alberta.

      11. Should any provision of this Agreement be ruled invalid, unenforceable or illegal, then and in that event the offending provisions shall be struck here from and be of no further force and effect but that the remainder of the Agreement shall remain in full force and effect.

      12. In [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Consultants performing the services noted in the attached Appendices, the Company shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], subject to the approval of the Company's Board of Directors, after a review of the Consultant performance to that point. The [CONFIDENTIAL PORTION


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            DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
            COMMISSION].

      13. The parties acknowledge each to the other that this Agreement has been approved by each party's Board of Directors and is a binding Agreement on both parties as evidenced by the execution hereof by an authorized signatory of each party.

Per:

--------------------------                ---------------------------
Blaine Ruzycki                            Dan Forigo


--------------------------                ---------------------------
Michelle Balic                            Nola Ruzycki


The Company:


--------------------------
Hal Schultz, President


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                                   Appendix A

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                              EXCHANGE COMMISSION]

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                                   Appendix B

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                              EXCHANGE COMMISSION]

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                                   Appendix C

   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

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                                   Appendix D

    [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES &
                              EXCHANGE COMMISSION]

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                                   Appendix E

   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

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                                   Appendix F

   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]